January 2023  2022 Year in Review  To Our Valued JLL Income Property Trust Stockholders  This  past  year  was  a  tale  of  two  halves.  2022  started  out  with  continued  strong  fundamentals  and  a  supportive  macroeconomic  environment.  However,  the  Federal  Reserve’s  actions  to mitigate  inflation  resulted  in  significant  interest  rate  hikes  in  the  second half of 2022 that  increased borrowing rates,  impacted transaction volume, and  softened valuation metrics, particularly  in out of  favor  property sectors such as office,  hospitality,  and  malls  –  sectors  that,  fortunately,  are  not  within  our  primary  target  investment strategy.    Despite some of these macroeconomic headwinds, we are pleased to report JLL Income  Property  Trust  had  strong  annualized  performance  of  10%  in  2022,  of  which  3.9%  consisted  of  income.  We  are  extremely  proud  to  have  continued  to  deliver  on  our  founding  investment  objectives  of  generating  attractive  tax‐  efficient  income  for  distribution  to stockholders,  investing conservatively across different market cycles and  enabling the use of real estate as a component of  long‐term portfolio diversification for  individuals consistent with strategies employed by sophisticated institutional  investors.  Additionally,  in  times  of  inflationary pressures,  real  estate  has  historically  served  as  a  hedge  against  inflation,  and we  are  proud  to  play  that  role  in  diversified  investment  portfolios.    By  the  end  of  2022,  our  portfolio  reached  $7.1  billion  in  assets,  with  137  properties  diversified  across  27  states  and  45 markets,  comprising  over  19.1 million  commercial  square feet and nearly 10,600 residential units. Our portfolio is currently 74% weighted  to  industrial  and  residential,  two  high‐performing  sectors  we  believe  have  the  most  inflation‐hedging  ability.  We  believe  our  core  investment  thesis  is  validated  by  the  portfolio being 96% leased.    To  further  strengthen  our  balance  sheet  in  anticipation  of  multiple  possible  market  scenarios, we reduced our overall leverage ratio from 42% at the end  of 2021 to 36% at  year‐end  2022.  Our  conservative  leverage  strategy,  which  primarily  utilizes  long‐term  fixed rate financing, has proven resilient in the current market conditions, and gives us  significant future buying power as market conditions continue to evolve.    We  acquired  24  properties  in  2022  totaling  nearly  $1  billion,  approximately  75%  of  which  were  in  our  preferred  sectors  of  residential  and  industrial. All acquisitions in  2022, except for one loan assumption we completed in connection with an acquisition,  have been funded on an all‐cash basis. We believe our continued focus on liquidity and  low leverage gives us a competitive advantage as we seek to invest in the coming months  at better prices and with fewer competitors.  Our  fourth  quarter  return  was  ‐2.7%,  consisting  of  1.0%  income  return  and  ‐3.6% appreciation return. As capital market rates started to widen throughout the year,  strong property fundamentals and rent growth were able to initially offset these effects.  Capital market rates outpaced rent growth in the fourth quarter, however, reflected in  the negative quarterly valuation results. As we look forward to 2023, we are optimistic  about the IPT portfolio and prospects for future growth. In‐place rents in our portfolio  are 9% below market  rents, providing room for rent and NOI growth as new  leases are  signed. Our valuation methodology, relying on independent third‐party appraisals, is we  believe  the most  transparent  and  institutional  process  in  the NAV REIT  industry.  Each  property in our portfolio is appraised on a quarterly basis by our independent valuation  advisor, SitusAMC, and any changes  in property value are reflected immediately in our  daily share price.  Exhibit 99.1  2022  Key Highlights  9.97%   YTD Total Return For  Class M‐I          8.57%   Since Inception  For Class M‐I          $1.0B   New Investments          44th  Consecutive  Quarterly  Distribution    1

    JLL Income Property Trust also continues to meet its objective of providing reliable cash  flow, paying 44 consecutive quarterly distributions since inception, increasing our dividend  for a seventh time in the first quarter of 2022, with a historical average annual dividend  increase of 3.7%.    We are particularly pleased that, during a volatile market environment, we were able  to  honor  all  redemption  requests  received  through  our  Share  Repurchase  Plan  in  2022.  Consistent with prior years, we saw increased redemptions in the fourth quarter due to  tax planning and reallocations, however, redemptions  in  the  fourth  quarter were  40%  below our maximum capacity  of  $181 million. Our  Share Repurchase Plan offers daily  liquidity, subject  to a one‐year holding period and  limited  to 5% of  the prior quarter’s  NAV.  Share repurchases for the first quarter of 2023 are limited to approximately $175  million.    This year marked the ten‐year anniversary of JLL Income  Property Trust, making it the longest‐  tenured daily NAV REIT in the industry.      Allan Swaringen | President and Chief Executive Officer    We  are  proud  of  our  decade‐long  track  record  of  delivering  consistent,  attractive  total  returns  while  focusing  on  core,  stabilized,  lower‐risk  investments.  Further,  our  stockholders experience of receiving nearly 80% tax advantaged income over ten years  is, in our opinion, a validation for the benefits of a core commercial real estate program.    As  the  current  market  environment  continues  to  evolve,  we  remain  focused  on  delivering our targeted investment performance, while also supporting the communities  in which we work and invest. While we are not a market timing vehicle, but rather a long‐ term  conservative  real  estate  investor,  times of market  upheaval  such  as  these  should  provide  a  tremendous  opportunity  to  add  to  our  portfolio  at  attractive  prices.  We  continue  to  favor  industrial,  residential,  and  healthcare  sectors  given  the  strong  underlying  property  market  dynamics  of  very  little  new  supply,  slowed  construction  pipelines and record low vacancy rates. We will continue to focus on the best long‐term  value  creating  opportunities  in  alignment  with  our  core  investing  principles  by  investing in high‐quality, well‐located, essential use real estate that over the long term  outperforms across market cycles and can be a durable source of income and a store of  wealth.    We  thank you again  for your ongoing support and  look  forward  to providing you with  timely and consistent updates throughout the coming year.      Sincerely,      Allan Swaringen | President and Chief Executive Officer  2

  Portfolio Summary  December 2023      Investment Highlights        Single‐Family Rental  Portfolio II Residential  $500M  Silverado Square  Grocery‐Anchored Retail  $24.4M        Northeast Atlanta  Distribution Center  Industrial  Source: JLL Income Property Trust.  All statistics as of as of December 31, 2022.  $54M  Cedar Medical Center  Healthcare  $17.2M  Note: All properties pictures are included in the JLL Income Property Trust portfolio.  3  $7.1 Billion AUM  137 Properties  27 States  96% Occupancy  36% Leverage  31%  INDUSTRIAL  43%  RESIDENTIAL  4%  9%  OFFICE HEATHCARE  12%  GROCERY‐  ANCHORED  RETAIL

SUMMARY OF RISK FACTORS    You should read the prospectus carefully for a description of the risks associated with an investment in JLL Income Property Trust (JLLIPT). Some of these risks include but are not  limited to  the following:    Since there is no public trading market for shares of our common stock, repurchases of shares by us after a one‐year minimum holding period will  likely be the only way to dispose of your  shares. After a required one‐year holding period, JLLIPT limits the amount of shares that may be repurchased under our repurchase plan to approximately 5% of our net asset value (NAV) per  quarter and 20% of our NAV per annum. Because our assets will consist primarily of properties that generally cannot be readily liquidated, JLLIPT may not have sufficient liquid resources to  satisfy repurchase requests. Further, our board of directors may modify or suspend our repurchase plan if it deems such action to be in the best interest of our stockholders. As a result, our  shares have limited liquidity and at times may be illiquid.  The purchase and redemption price for shares of our common stock will be based on the NAV of each class of common stock and will not be based on any public trading market. Because  valuation of properties is inherently subjective, our NAV may not accurately reflect the actual price at which our assets could be liquidated on any given day.  JLLIPT is dependent on our advisor to conduct our operations. JLLIPT will pay substantial fees to our advisor, which increases your risk of loss. JLLIPT has a history of operating losses and  cannot  assure you that JLLIPT will achieve profitability. Our advisor will face conflicts of interest as a result of, among other things, time constraints, allocation of investment opportunities, and  the fact  that the fees it will receive for services rendered to us will be based on our NAV, which it is responsible for calculating.  The amount of distributions JLLIPT makes is uncertain and there is no assurance that future distributions will be made. JLLIPT may pay distributions from sources other than cash flow from  operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds. Our use of leverage increases the risk of your investment. If JLLIPT fails to maintain  our status as a REIT, and no relief provisions apply, JLLIPT would be subject to serious adverse tax consequences that would cause a significant reduction in our cash available for distribution  to  our stockholders and potentially have a negative impact on our NAV.  While JLLIPT’s investment strategy is to invest in stabilized commercial real estate properties diversified by sector with a focus on providing current income to investors, an investment in JLLIPT  is  not an  investment  in  fixed  income. Fixed  income has material differences  from an  investment  in a non‐traded REIT,  including  those  related  to vehicle  structure,  investment objectives and  restrictions, risks, fluctuation of principal, safety, guarantees or insurance, fees and expenses, liquidity and tax treatment.  Investing in commercial real estate assets involves certain risks, including but not limited to: tenants’ inability to pay rent; increases in interest rates and lack of availability of financing; tenant  turnover and vacancies; and changes in supply of or demand for similar properties in a given market.  You should carefully review the “Risk Factors” section of our prospectus for a discussion of the risks and uncertainties that we believe are material to our business, operating results, prospects  and financial condition. Except as otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward‐looking statements, whether as a result of new  information, future events or otherwise.  This sales material must be read in conjunction with the prospectus in order to fully understand all the implications and risks of the offering of securities to which it relates. This sales material  is  neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by the prospectus.  Investors could lose all or a substantial amount of their investment. Alternative investments are appropriate only for eligible, long‐term investors who are willing to forgo liquidity and put capital  at risk for an indefinite period of time.  This material is not to be reproduced or distributed to any other persons (other than professional advisors of the investors or prospective investors, as applicable, receiving this material) and is  intended solely for the use of the persons to whom it has been delivered.  JLLIPT may be subject to adverse legislative, regulatory, or administrative and judicial interpretative changes concerning taxes, which could increase its tax liability, reduce its operating flexibility  and reduce the price of JLLIPT’s common stock. Such changes may be enacted with retroactive effect. We cannot assure you that any such changes will not adversely affect the taxation of  JLLIPT’s stockholders. Any such changes could have an adverse effect on an investment in JLLIPT or on the market value or the resale potential of JLLIPT’s assets. You should consult with your  tax  advisor with respect to the impact of any legislative, regulatory, or administrative and judicial interpretive changes concerning taxes on your investment in JLLIPT and the status of legislative,  regulatory or other tax developments and proposals and their potential effect on an investment in shares of JLLIPT’s common stock.    FORWARD‐LOOKING  STATEMENT  DISCLOSURE  This literature contains forward‐looking statements within the meaning of federal securities laws and regulations. These forward‐looking statements are identified by their use of terms such as  “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” and other similar terms, including references to assumptions  and  forecasts of  future results. Forward‐looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, and other factors that may cause the actual  results to  differ materially from those anticipated at the time the forward‐looking statements are made. These risks, uncertainties, and contingencies include, but are not limited to, the following:  our ability  to effectively raise capital in our offering; uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment  strategy;  and other risk factors as outlined in our prospectus and periodic reports filed with the Securities and Exchange Commission. Although JLLIPT believes the expectations reflected in such  forward‐  looking statements are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. JLLIPT undertakes  no  obligation to update any forward‐looking statement contained herein to conform the statement to actual results or changes in our expectations.    NAV CALCULATION AND RECONCILIATION  This sales material contains references to our NAV. NAV is calculated in accordance with the valuation guidelines approved by our board of directors. NAV is not a measure used under generally  accepted accounting principles in the United States (“GAAP”), and you should not consider NAV to be equivalent to stockholders’ equity or any other GAAP measure. As of September 30, 2022,  our  NAV per share was $14.92, $14.93, $14.94, $14.90 and $14.90 per Class M‐I, Class M, Class A‐I, Class A and Class D shares, respectively, and total stockholders’ equity per share was  $9.25,  $9.26,  $9.26,  $9.24  and  $9.24  per  Class M‐I,  Class M, Class A‐I,  Class A  share  and Class D  shares,  respectively.  For  a  full  reconciliation of NAV  to  stockholders’ equity,  please  see  the  “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Net Asset Value” section of our annual and quarterly reports filed with the SEC, which are available at  http://jllipt.com/sec‐filings. For information on how we calculate NAV, see the “Net Asset Value Calculation and Valuation Guidelines” section of our prospectus. This literature must be read in  conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made  available  to you  in connection with any offering. No offering  is made except by a prospectus  filed with the Department of Law of  the State of New York. Neither  the Securities and Exchange  Commission, the Attorney General of the State of New York nor any other state securities regulator has approved or disapproved of our common stock, determined if the prospectus is truthful or  complete, or passed on or endorsed the merits of this offering. Any representation to the contrary is a criminal offense. A copy of the prospectus for the JLL Income Property Trust offering can  be  obtained or viewed at www.jllipt.com.    Copyright © 2023 Jones Lang LaSalle Income Property Trust, Inc. All rights reserved. No part of this publication may be reproduced by any means, whether graphically, electronically, mechanically  or  otherwise howsoever, including without limitation photocopying and recording on magnetic tape, or included in any information store and/or retrieval system without prior permission of Jones  Lang LaSalle Income Property Trust, Inc.    This information is distributed by LaSalle Investment Management Distributors, LLC (“LIMD”). LIMD (member FINRA/SIPC) is an affiliate of JLL and the dealer manager for the JLLIPT offering.  For  more information on this research presentation, please call 855‐823‐5521.              JLLIPT‐SH‐0123